                                                                    EXHIBIT 99.1

                               LENNAR CORPORATION
               PRO FORMA COMBINED CONDENSED STATEMENT OF EARNINGS
                THREE MONTHS ENDED FEBRUARY 29, / MARCH 31, 2000
                                  (UNAUDITED)

                                           HISTORICAL      HISTORICAL                         PRO FORMA
                                             LENNAR        U.S. HOME       ACQUISITION        COMBINED
                                           CORPORATION   CORPORATION(1)   ADJUSTMENTS(2)     CORPORATION
                                           -----------   --------------   --------------     -----------
                                                     (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
Revenues:
  Homebuilding...........................   $580,922        467,415               --          1,048,337
  Financial services.....................     59,445         10,083               --             69,528
                                            --------        -------           ------          ---------
          Total revenues.................    640,367        477,498               --          1,117,865
                                            --------        -------           ------          ---------
Costs and expenses:
  Homebuilding...........................    526,093        422,999               --            949,092
  Financial services.....................     58,837          5,797               --             64,634
  Corporate general and administrative...      9,057          5,960              672(3)          15,689
  Interest...............................      9,968         11,216            8,777(3)          29,961
                                            --------        -------           ------          ---------
          Total costs and expenses.......    603,955        445,972            9,449          1,059,376
                                            --------        -------           ------          ---------
Earnings before income taxes.............     36,412         31,526           (9,449)            58,489
Provision for income taxes...............     14,201         11,980           (3,423)(3)         22,758
                                            --------        -------           ------          ---------
Net earnings.............................   $ 22,211         19,546           (6,026)            35,731
                                            ========        =======           ======          =========
Earnings per share:
  Basic..................................   $   0.42           1.48                                0.54
  Diluted................................   $   0.40           1.45                                0.51
Weighted average shares outstanding:
  Basic..................................     53,160         13,219                              66,138(4)
  Diluted................................     59,676         13,460                              72,654(4)

---------------
(1) Amounts have been reclassified to conform to Lennar Corporation's historical presentation.

(2) As of February 29, 2000, the Acquisition Adjustments in the Pro Forma Combined Condensed Balance Sheet reflect an increase in certain of the inventories of U.S. Home Corporation of approximately $28 million. The effects of this estimated purchase adjustment are not included in Acquisition Adjustments to the Statement of Earnings above. It will increase cost of sales and decrease gross margin by approximately $28 million and will decrease net earnings by approximately $17 million ($0.24 per share diluted) in the first three to six months after the acquisition is completed.

(3) Represents estimated purchase adjustments for the amortization of the estimated excess of purchase price over the net assets acquired over a 20 year period (included in corporate general and administrative expenses), and the effect of the additional financing to complete the acquisition (included in interest expense) and its related tax effect (at 39%), as if the acquisition had occurred on December 1, 1998.

(4) The pro forma weighted average shares represent the weighted average shares for Lennar Corporation plus the shares issued (12,978,320 shares) to U.S. Home Corporation stockholders to complete the acquisition.

                               LENNAR CORPORATION
               PRO FORMA COMBINED CONDENSED STATEMENT OF EARNINGS
                  YEAR ENDED NOVEMBER 30, / DECEMBER 31, 1999
                                  (UNAUDITED)

                                         HISTORICAL      HISTORICAL                         PRO FORMA
                                           LENNAR        U.S. HOME       ACQUISITION        COMBINED
                                         CORPORATION   CORPORATION(1)   ADJUSTMENTS(2)     CORPORATION
                                         -----------   --------------   --------------     -----------
                                                   (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
Revenues:
  Homebuilding.........................  $2,849,207      1,788,750              --          4,637,957
  Financial services...................     269,307         38,469              --            307,776
                                         ----------      ---------         -------          ---------
          Total revenues...............   3,118,514      1,827,219              --          4,945,733
                                         ----------      ---------         -------          ---------
Costs and expenses:
  Homebuilding.........................   2,508,404      1,629,398              --          4,137,802
  Financial services...................     238,211         22,297              --            260,508
  Corporate general and
     administrative....................      37,563         14,202           3,590(3)          55,355
  Interest.............................      48,859         45,490          10,240(3)         104,589
                                         ----------      ---------         -------          ---------
          Total costs and expenses.....   2,833,037      1,711,387          13,830          4,558,254
                                         ----------      ---------         -------          ---------
Earnings before income taxes...........     285,477        115,832         (13,830)           387,479
Provision for income taxes.............     112,763         43,437          (3,994)(3)        152,206
                                         ----------      ---------         -------          ---------
Net earnings...........................  $  172,714         72,395          (9,836)           235,273
                                         ==========      =========         =======          =========
Earnings per share:
  Basic................................  $     2.97           5.41                               3.30
  Diluted..............................  $     2.74           5.30                               3.09
Weighted average shares outstanding:
  Basic................................      58,246         13,379                             71,224(4)(5)
  Diluted..............................      65,035         13,669                             78,013(4)(5)

---------------
(1) Amounts have been reclassified to conform to Lennar Corporation's historical presentation.

(2) As of November 30, 1999, the Acquisition Adjustments in the Pro Forma Combined Condensed Balance Sheet reflect an increase in certain of the inventories of U.S. Home Corporation of approximately $28 million. The effects of this estimated purchase adjustment are not included in Acquisition Adjustments to the Statement of Earnings above. It will increase cost of sales and decrease gross margin by approximately $28 million and will decrease net earnings by approximately $17 million ($0.22 per share diluted) in the first three to six months after the acquisition is completed.

(3) Represents estimated purchase adjustments for the amortization of the estimated excess of purchase price over the net assets acquired over a 20 year period (included in corporate general and administrative expenses), and the effect of the additional financing to complete the acquisition (included in interest expense) and its related tax effect (at 39%), as if the acquisition had occurred on December 1, 1998.

(4) The pro forma weighted average shares represent the weighted average shares for Lennar Corporation plus the shares issued (12,978,320 shares) to U.S. Home Corporation stockholders to complete the acquisition.

(5) From October 1999 through February 2000, Lennar Corporation repurchased approximately 9,700,000 shares of its outstanding common stock for an average price of slightly more than $16 per share. The Pro Forma Combined Condensed Financial Statements do not reflect the repurchase of the portion of those shares (approximately 9,300,000 shares) which occurred after November 30, 1999.

                               LENNAR CORPORATION
                   PRO FORMA COMBINED CONDENSED BALANCE SHEET
                         FEBRUARY 29, / MARCH 31, 2000
                                  (UNAUDITED)

                                                     HISTORICAL      HISTORICAL                          PRO FORMA
                                                       LENNAR        U.S. HOME       ACQUISITION         COMBINED
                                                     CORPORATION   CORPORATION(1)   ADJUSTMENTS(2)      CORPORATION
                                                     -----------   --------------   --------------      -----------
                                                                             (IN THOUSANDS)
ASSETS
Homebuilding:
  Cash and receivables, net........................  $   59,553         66,642           (3,713)(3)        122,482
  Inventories......................................   1,393,024      1,395,510         (120,357)(4)      2,668,177
  Investments in partnerships......................     173,169         41,529            3,783 (5)        218,481
  Other assets.....................................      99,076         71,145          116,512 (6)        286,733
                                                     ----------      ---------         --------          ---------
                                                      1,724,822      1,574,826           (3,775)         3,295,873
Financial services assets..........................     328,246        113,641             (779)(7)        441,108
                                                     ----------      ---------         --------          ---------
                                                     $2,053,068      1,688,467           (4,554)         3,736,981
                                                     ==========      =========         ========          =========
LIABILITIES AND STOCKHOLDERS' EQUITY
Homebuilding:
  Accounts payable and other liabilities...........  $  316,761        283,345           16,295(8)         616,401
  Mortgage notes and other debts payable, net......     750,184        708,297          309,003(9)       1,767,484
                                                     ----------      ---------         --------          ---------
                                                      1,066,945        991,642          325,298          2,383,885
Financial services liabilities.....................     233,414        100,106               --            333,520
                                                     ----------      ---------         --------          ---------
                                                      1,300,359      1,091,748          325,298          2,717,405
Stockholders' equity...............................     752,709        596,719         (329,852)(10)     1,019,576
                                                     ----------      ---------         --------          ---------
                                                     $2,053,068      1,688,467           (4,554)         3,736,981
                                                     ==========      =========         ========          =========

---------------
 (1) Amounts have been reclassified to conform to Lennar Corporation's historical presentation.

 (2) Represents estimated purchase adjustments to reflect the assets and liabilities of U.S. Home Corporation as if the acquisition had occurred on February 29, 2000.

 (3) To adjust certain receivables of U.S. Home Corporation in accordance with Accounting Principles Board Opinion No. 16 ("APB 16").

 (4) To adjust certain inventories of U.S. Home Corporation in accordance with APB 16. This estimated purchase adjustment primarily results from certain long-term land holdings of U.S. Home Corporation that have estimated rates of return that are below market, based upon Lennar Corporation's historical practices for determining market returns. However, the land holdings are estimated to be profitable even at their historical carrying values over the lives of the projects. Therefore, no adjustment to their carrying values are required under generally accepted accounting principles in the historical financial statements of U.S. Home Corporation.

 (5) To adjust certain investments in partnerships of U.S. Home Corporation in accordance with APB 16.

 (6) To write-off certain assets of U.S. Home Corporation in the amount of $25,771,000 that will have no continuing economic benefit (primarily goodwill and deferred loan costs); to record the estimated purchase price in excess of net assets acquired of $53,720,000; to record the deferred tax effect of $63,788,000 related to the estimated purchase adjustments; and to record Lennar Corporation's debt issuance costs of $24,775,000 related to the financing to complete the acquisition of U.S. Home Corporation.
     The estimated purchase price in excess of net assets acquired was calculated as follows:

        Estimated purchase price:
        Lennar Corporation shares issued......................................  $  266,867,000
        Cash paid.............................................................     243,382,000
                                                                                --------------
        Total estimated purchase price........................................                   $510,249,000
        Estimated assets acquired (in accordance with APB 16).................  $1,605,418,000
        Estimated liabilities acquired (in accordance with APB 16)............   1,148,889,000
                                                                                --------------
        Estimated net assets acquired.........................................                    456,529,000
                                                                                                 ------------
        Estimated excess of purchase price over net assets acquired...........                   $ 53,720,000
                                                                                                 ============

     Certain merger related costs may be payable in the future if certain events occur. Such amounts are not significant and are not included in the estimated amounts above.

 (7) To adjust certain financial services assets of U.S. Home Corporation in accordance with APB 16.

 (8) To record an estimate of costs to conform management information systems of $4,750,000; to conform accounting policies with respect to warranty costs of $9,000,000; and to record other transaction related liabilities of $2,545,000.

 (9) To record $296,767,000 of additional financing, at an interest rate of approximately 9%, to complete the acquisition (including certain acquisition related costs) and to adjust U.S. Home Corporation's senior notes, senior subordinated notes and notes payable by $12,236,000 in accordance with APB 16.

(10) To record the estimated value of the Lennar Corporation common stock consideration given to purchase U.S. Home Corporation (12,978,320 shares issued at an estimated market price of $20.5625 per share), minus the historical equity of U.S. Home Corporation of $596,719,000.

                               LENNAR CORPORATION
                   PRO FORMA COMBINED CONDENSED BALANCE SHEET
                        NOVEMBER 30, / DECEMBER 31, 1999
                                  (UNAUDITED)

                                                     HISTORICAL      HISTORICAL                         PRO FORMA
                                                       LENNAR        U.S. HOME       ACQUISITION        COMBINED
                                                     CORPORATION   CORPORATION(1)   ADJUSTMENTS(2)     CORPORATION
                                                     -----------   --------------   --------------     -----------
                                                                            (IN THOUSANDS)
ASSETS
Homebuilding:
  Cash and receivables, net........................  $   94,418         33,173           (3,713)(3)       123,878
  Inventories......................................   1,274,551      1,306,103         (120,357)(4)     2,460,297
  Investments in partnerships......................     173,310         41,516            3,783 (5)       218,609
  Other assets.....................................      97,826        113,845          134,582 (6)       346,253
                                                     ----------      ---------         --------         ---------
                                                      1,640,105      1,494,637           14,295         3,149,037
Financial services assets..........................     417,542        108,003             (779)(7)       524,766
                                                     ----------      ---------         --------         ---------
                                                     $2,057,647      1,602,640           13,516         3,673,803
                                                     ==========      =========         ========         =========
LIABILITIES AND STOCKHOLDERS' EQUITY
Homebuilding:
  Accounts payable and other liabilities...........  $  333,532        277,740           16,295(8)        627,567
  Mortgage notes and other debts payable, net......     523,661        650,089          309,003(9)      1,482,753
                                                     ----------      ---------         --------         ---------
                                                        857,193        927,829          325,298         2,110,320
Financial services liabilities.....................     318,955         96,162               --           415,117
                                                     ----------      ---------         --------         ---------
                                                      1,176,148      1,023,991          325,298         2,525,437
Stockholders' equity...............................     881,499        578,649         (311,782)(10)    1,148,366
                                                     ----------      ---------         --------         ---------
                                                     $2,057,647      1,602,640           13,516         3,673,803
                                                     ==========      =========         ========         =========

---------------
 (1) Amounts have been reclassified to conform to Lennar Corporation's historical presentation.

 (2) Represents estimated purchase adjustments to reflect the assets and liabilities of U.S. Home Corporation as if the acquisition had occurred on November 30, 1999.

 (3) To adjust certain receivables of U.S. Home Corporation in accordance with APB 16.

 (4) To adjust certain inventories of U.S. Home Corporation in accordance with APB 16. This estimated purchase adjustment primarily results from certain long-term land holdings of U.S. Home Corporation that have estimated rates of return that are below market, based upon Lennar Corporation's historical practices for determining market returns. However, the land holdings are estimated to be profitable even at their historical carrying values over the lives of the projects. Therefore, no adjustment to their carrying values are required under generally accepted accounting principles in the historical financial statements of U.S. Home Corporation.

 (5) To adjust certain investments in partnerships of U.S. Home Corporation in accordance with APB 16.

 (6) To write-off certain assets of U.S. Home Corporation in the amount of $25,771,000 that will have no continuing economic benefit (primarily goodwill and deferred loan costs); to record the estimated purchase price in excess of net assets acquired of $71,790,000; to record the deferred tax effect of $63,788,000 related to the estimated purchase adjustments; and to record Lennar Corporation's debt issuance costs of $24,775,000 related to the financing to complete the acquisition of U.S. Home Corporation.
     The estimated purchase price in excess of net assets acquired was calculated as follows:

        Estimated purchase price:
        Lennar Corporation shares issued......................................  $  266,867,000
        Cash paid.............................................................     243,382,000
                                                                                --------------
        Total estimated purchase price........................................                   $510,249,000
        Estimated assets acquired (in accordance with APB 16).................  $1,519,591,000
        Estimated liabilities acquired (in accordance with APB 16)............   1,081,132,000
                                                                                --------------
        Estimated net assets acquired.........................................                    438,459,000
                                                                                                 ------------
        Estimated excess of purchase price over net assets acquired...........                   $ 71,790,000
                                                                                                 ============

     Certain merger related costs may be payable in the future if certain events occur. Such amounts are not significant and are not included in the estimated amounts above.

 (7) To adjust certain financial services assets of U.S. Home Corporation in accordance with APB 16.

 (8) To record an estimate of costs to conform management information systems of $4,750,000; to conform accounting policies with respect to warranty costs of $9,000,000; and to record other transaction related liabilities of $2,545,000.

 (9) To record $296,767,000 of additional financing, at an interest rate of approximately 9%, to complete the acquisition (including certain acquisition related costs) and to adjust U.S. Home Corporation's senior notes, senior subordinated notes and notes payable by $12,236,000 in accordance with APB 16.

(10) To record the estimated value of the Lennar Corporation common stock consideration given to purchase U.S. Home Corporation (12,978,320 shares issued at an estimated market price of $20.5625 per share), minus the historical equity of U.S. Home Corporation of $578,649,000.